                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Pamrapo Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             PAMRAPO BANCORP, INC.
                                  611 Avenue C
                           Bayonne, New Jersey 07002
                                 (201) 339-4600

                                                               ___________, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Pamrapo Bancorp, Inc. (the "Company"), the holding company for Pamrapo Savings Bank, S.L.A. (the "Bank") which will be held on May 5, 2000, at 11:00 a.m., at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey.

     The attached Notice of Annual Meeting of Stockholders and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Pamrapo Bancorp, Inc. as well as representatives of Radics & Co., LLC, the Company's independent auditors, will be present at the Annual Meeting to make a statement if they desire to do so and to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees as directors specified under Proposal I, "FOR" the re-incorporation of the Company to New Jersey under Proposal II and "FOR" Proposal III, the ratification of Radics & Co., LLC as the Company's auditors.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support. We appreciate your interest.

                                                     Sincerely,



                                                     William J. Campbell
                                                     President and Chief
                                                     Executive Officer

                             PAMRAPO BANCORP, INC.
                                  611 Avenue C
                           Bayonne, New Jersey 07002
                                 (201) 339-4600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 5, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Pamrapo Bancorp, Inc. (the "Company") will be held at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey, on May 5, 2000, at 11:00 a.m.

     A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. The election of two directors for terms of three years each or until their successors are elected and qualified; and

     2. To ratify and approve a proposal to change the state of incorporation of the Company from Delaware to New Jersey; and

     3. The ratification of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 2000.

     In addition, such other matters as may properly come before the Annual Meeting or any adjournments thereof will be considered and voted upon at the Annual Meeting.

     The Board of Directors has established March 10, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the forgoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Pamrapo Bancorp, Inc., 611 Avenue C, Bayonne, New Jersey 07002, for a period of twenty days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting itself.

                                     By Order of the Board of Directors


                                     Margaret Russo
                                     Secretary

Bayonne, New Jersey
___________, 2000

                             PAMRAPO BANCORP, INC.


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 2000


Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of Pamrapo Bancorp, Inc. ("Pamrapo Bancorp" or the "Company") in connection with the solicitation by the Company's board of directors (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey, on May 5, 2000 at 11:00 a.m., and at any adjournments thereof. The 1999 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 1999, accompanies this proxy statement, which is first being mailed to stockholders on or about ___________, 2000.

     Regardless of the number of shares of common stock of Pamrapo Bancorp ("Common Stock") owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of Pamrapo Bancorp will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" each of the nominees as directors specified under Proposal I, "FOR" the re-incorporation of the Company to New Jersey and "FOR" Proposal III, the ratification of auditors.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy card, however, confers on the designated proxyholders discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by Pamrapo Bancorp. In addition to the solicitation of proxies by mail, Regan & Associates, Inc. ("Regan"), a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,250, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and Pamrapo Savings Bank, S.L.A. (the "Bank"), without additional compensation therefor. Pamrapo Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. The close of business on March 10, 2000 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,647,924 shares.

     In accordance with the provisions of the Company's certificate of incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's certificate of incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's certificate of incorporation and bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     Under the Company's certificate of incorporation, the proposal for the Company to reincorporate to New Jersey will require the approval of a majority of the outstanding shares of Common Stock entitled to vote on this proposal. Stockholders may vote "FOR", "AGAINST" or "ABSTAIN" from voting on this proposal.

     As to the ratification of independent auditors and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's certificate of incorporation and bylaws, unless otherwise required by law, such matters shall be determined by a majority of votes cast without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.


Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's shares of Common Stock outstanding on the Record Date. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                              Amount and Nature
                                                                                of Beneficial
    Title of Class              Name and Address of Beneficial Owner              Ownership           Percent of Class


Common Stock                   William J. Campbell                                   284,222               10.7%
                               c/o Pamrapo Bancorp, Inc.
                               611 Avenue C
                               Bayonne, New Jersey 07002
Common Stock                   Pamrapo Savings Bank, S.L.A.                          253,969 (1)           9.59%
                               Employee Stock Ownership Plan and Trust
                               c/o Pamrapo Savings Bank, S.L.A.
                               611 Avenue C
                               Bayonne, New Jersey 07002
Common Stock                   John Hancock Advisers, Inc.                           206,000 (2)           7.78%
                               191 Huntington Avenue
                               Boston, Massachusetts 02199
Common Stock                   Dimensional Fund Advisors, Inc.                       153,900 (3)           5.81%
                               1299 Ocean Avenue, 11th Floor
                               Santa Monica, California 90401

(1) The Employee Stock Ownership Plan ("ESOP") Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. At December 31, 1999, 239,244 shares of Common Stock had been allocated to participating employee accounts. As of this same date, 14,725 unallocated shares remain in the ESOP.
(2) Based on information contained in a Schedule 13G filed with the SEC on January 28, 1998.
(3) Based on information contained in a Schedule 13G filed with the SEC on February 3, 2000.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL I.  ELECTION OF DIRECTORS

     The number of directors of Pamrapo Bancorp is currently set at six (6). Each of the six members of the Board of Directors of Pamrapo Bancorp also serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

     William J. Campbell and John A. Morecraft have been nominated to stand for election at the Annual Meeting. Both of the nominees named are presently directors of the Company and the Bank. No person being nominated by the Nominating Committee of the Board of Directors as a director is being proposed for election pursuant to any agreement or understanding between any person and Pamrapo Bancorp. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted FOR the election of the nominees.

     In the event that any nominee is unable or declines to serve for any reason, it is intended that proxies will be voted for the election of the other nominee named and for such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                   OF THE NOMINEES NAMED IN THIS PROPOSAL I.

Information With Respect to Nominees, Continuing Directors and Executive
Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors, "Named Executive Officers" as defined below, and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank and the year in which their term (or in the case of the nominees, their proposed term) as director of the Company expires. This table also sets forth the number of shares of Common Stock and the percentage thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                                                  Shares of
                                                                                                   Common
                                                                              Expiration            Stock
Name and Principal Occupation                               Director             of              Beneficially          Percent
at Present and for the Past Five Years          Age         Since (1)           Term               Owned(2)            of Class
-------------------------------------------   ----------   -------------    --------------    -------------------    -------------
Nominees:

William J. Campbell                             62            1987                 2003            284,222                10.7%
  President and Chief Executive
  Officer of the Company
  Executive Vice President from
  1965 until being made
  President
  and Chief Executive Officer in
  1970
John A. Morecraft                               78            1982                 2003             78,578 (3)             2.97%
  Vice Chairman of the
  Board of the Bank since
  1987; President of John A.
  Morecraft, Inc., a construction
  firm, since 1949

Continuing Directors:

Dr. Jaime Portela                               68            1977                 2001             19,044                 *
  Retired Bayonne physician
James Kennedy                                   66            1994                 2001              1,768                 *
  Retired executive of J.C.
  Penney and Co.
Daniel J. Massarelli                            68            1960                 2002             98,975                 3.74%
  Chairman of the Board  of the
  Company; Chairman of the
  Board of the Bank since
  February 1987;
  Owner and operator of pharmacy
  since 1963 and registered
  pharmacist
Francis J. O'Donnell                            72            1993                 2002             17,000                *
  Former owner of O'Donnell
  Agency, an independent real
  estate and insurance agency

                                                                                                  Shares of
                                                                                                   Common
                                                                              Expiration            Stock
Name and Principal Occupation                               Director             of              Beneficially          Percent
at Present and for the Past Five Years          Age         Since (1)           Term               Owned(2)            of Class
-------------------------------------------   ----------   -------------    --------------    -------------------    -------------
Named Executive Officers:

Gary J. Thomas                                  51            --                   --               88,993                3.4%
  Vice President, Treasurer and
  Chief Financial Officer of the
  Company and Bank
Robert A. Hughes                                61             --                  --               35,782                1.4%
  Vice President of the Company
  and Bank
Stock ownership of all directors                --             --                  --              624,361 (4)(5)        23.6%
  and executive officers as a group
  (8 persons)

* Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Bank.
(2) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting and dispositive powers as to the shares reported.
(3)  Includes 45,578 shares held by John A. Morecraft Profit Sharing Plan.
(4)  Includes the shares noted in the footnotes above.
(5)  Includes 44,593 shares allocated to executive officers under the ESOP.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year it complied with all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners.

Meetings of the Board and Committees of the Board

     The Board of Directors of the Company held four meetings in 1999. The Board of Directors of the Bank held 12 meetings in 1999. The Board of Directors of the Bank maintains an Executive Committee and jointly maintains an Audit Committee with the Company. No director of the Company attended fewer than seventy-five percent (75%) in the aggregate of the total number of the Board meetings held and the total number of committee meetings on which such director served during 1999.

     The joint Audit Committee of the Company and the Bank is comprised of Messrs. Kennedy, Massarelli, and O'Donnell. This committee is responsible for reviewing and reporting to the Board on the Company's financial condition and reviewing the audit reports of the Company from its internal and independent auditors. The committee met four times in 1999.

     The full Board of Directors of the Company acts as a nominating committee (the "Nominating Committee") for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor established procedures for this purpose. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's bylaws. See "ADDITIONAL INFORMATION--Notice of Business to Be Conducted at an Annual Meeting." The Board of Directors met once during the past fiscal year in its capacity as the Nominating Committee.


Directors' Compensation

     Directors' Fees. Directors of the Bank receive an annual retainer of $10,000. Directors of the Company receive $500 for each Board of Directors meeting of the Company attended. Directors of the Bank receive $650 for each Board meeting attended and $550 for each committee meeting attended, except for the Chairman who receives $750 for each Board meeting attended and $650 for each committee meeting attended. Directors who are also full time employees of the Bank receive no fees for attending meetings or other compensation in their capacity as directors. Directors who participate in the inspections made in the course of the loan application process of the Bank are compensated at $150 for every inspection made in Bayonne and $250 for every inspection made outside of the Bayonne area, plus a mileage allowance.

     Outside Directors' Consultation and Retirement Plan. Under the Bank's Outside Directors' Consultation and Retirement Plan, a director who is not an officer or employee of the Bank, who has served as a director for at least twenty years, and who agrees to provide continuing service to the Bank, will be eligible, upon retirement, to receive one year of benefits for every two years of prior service on the Board.


Executive Compensation

     The report of the Personnel Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Personnel Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the personnel committee of the Bank (the "Personnel Committee"), at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

     General.  The Company is the parent company of the Bank and does not pay
     -------
any cash compensation to the executive officers of the Company, other than fees for Board of Directors meetings. Therefore, the Company does not maintain a compensation committee. The Personnel Committee of the Board of Directors of the Bank is responsible for establishing the compensation levels and benefits for executive officers of the Bank, who also serve as executive officers of the Company and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. The Personnel Committee consists of Messrs. Morecraft, Massarelli and Portela, who are all outside directors.

     Compensation Policies.  The Personnel Committee has the following goals for
     ---------------------
compensation programs impacting the executive officers of the Company and the
Bank:

     . to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the value of the Company's Common Stock;
     . to retain the executive officers who have led the Company to high performance levels and allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
     . to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank adopted plans which reward the executives for delivering long term value to the Company and the Bank through stock ownership.

     The executive compensation package available to executive officers is composed of the following components:

       (i)    base salary;

       (ii)   annual bonus awards; and

       (iii) long term incentive compensation, including options and stock awards.

Mr. Campbell has employment agreements which specify a minimum base salary and require periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including the Employee Stock Ownership Plan and the 401(k) Plan.

     Base Salary.  In determining salary levels, the Personnel Committee
     -----------
considers the entire compensation package, including the equity compensation provided under the Company's stock plans, of the executive officers. The Personnel Committee meets in the first quarter of each year to determine the level of any salary increase to take effect as of the beginning of that fiscal year. The Personnel Committee determines the level of salary increase after reviewing the qualifications and experience of the executive officers of the Bank, the compensation paid to persons having similar duties and responsibilities in other institutions, and the size of the Bank and the complexity of its operations. The Personnel Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions including some, but not all, of the companies included in the peer group used for the Stock Performance Graph provided in this Proxy Statement. The salary levels are intended to be consistent with competitive practices of comparable institutions and each executive's level of responsibility.

     Although the Personnel Committee's policy in regard to base salary is subjective and no specific formula is used for decision making, the Personnel Committee considered the overall performance of the Company including the earnings of the Company and the performance of the individual executive officer.

     Annual Bonus Awards.  In determining bonus awards, the Personnel Committee
     -------------------
considers the entire compensation package of the executive officers. As discussed under the discussion of base salaries, the bonus awards are intended to be consistent with competitive practices of comparable financial institutions and each executive officer's level of responsibility.

     The Personnel Committee met during the year to determine bonus compensation. Although the Personnel Committee's policy in regard to bonus is subjective and no specific formula is used for decision making, the bonus awards are aimed at reflecting the overall financial performance of the Company, and the performance of the individual executive officer. The Personnel Committee did not grant any bonus awards in 1999.

     Long Term Incentive Compensation.  The Company and the Bank maintain the
     --------------------------------
Incentive Option Plan and the management recognition and retention plan, respectively, under which executive officers may receive discretionary grants and awards. The Personnel Committee believes the stock ownership is a significant incentive in building a stockholder's wealth and aligning the interests of employees and stockholders. In connection with the Company's initial public offering, all the executive officers received grants and awards which had vesting periods of twenty percent (20%) per year beginning on November 10, 1990. In addition, the Personnel Committee granted additional awards to certain executive officers. All such awards have fully vested. The Personnel Committee did not make any additional awards during 1999.

     Compensation of the Chief Executive Officer.  After taking into
     -------------------------------------------
consideration the factors discussed above, including the overall compensation package, and the specified performance factors, the Personnel Committee determined to increase Mr. Campbell's base salary $25,000 over the previous year. Mr. Campbell did not receive an annual bonus award for 1999. His compensation generally is comparable to the compensation paid by peer institutions in the Bank's market area.

                              Personnel Committee

John A. Morecraft             Dan Massarelli         Dr. Jaime Portela

     Stock Performance Graph. The following graph shows a five year comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of companies on the Russell 2000 Index and the SNL $250M to $500M Thrifts Index supplied by SNL Securities, LLP.


                      Comparative Five-Year Total Returns
                 Pamrapo Bancorp, Inc., Russell 2000 Index and
                        SNL $250M to $500M Thrifts Index
                     (Performance Results Through 12/31/99)

                             Pamrapo Bancorp, Inc.

                                    [Graph]

                                                                Period Ending
                                ---------------------------------------------------------------------------
Index                                12/31/94    12/31/95    12/31/96    12/31/97     12/31/98     12/31/99
-----------------------------------------------------------------------------------------------------------
Pamrapo Bancorp, Inc.                  100.00      134.49      131.41      187.53       171.87       168.86
Russell 2000                           100.00      128.45      149.64      183.10       178.44       216.37
SNL $250M-$500M Thrift Index           100.00      138.71      170.93      289.65       251.44       295.56

     Summary Compensation Table. The following table shows, for the years ending December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and any other executive officer of the Company who earned and/or received salary and bonus in excess of $100,000 (the "Named Executive Officers").


                                                                                 Long-Term Compensation
                                                                                Awards           Payouts
                                                                                    Securities
                                                         Other Annual               Underlying    LTIP
                             Salary                      Compensation   Restricted   Options/    Payouts      All Other
                             (1)(2)        Bonus             (3)         Stock        SARs        (4)       Compensation
Position              Year     ($)          ($)              ($)         Awards       (#)         ($)           ($)

William J. Campbell   1999   288,886      $27,071(5)       $             $                       None          $4,760 (6)
 Chief Executive      1998   282,200       27,071(5)           - -          - -         - -      None           5,000
 Officer and          1997   218,885       27,071(5)           - -          - -         - -      None          73,371
 President                                                                  - -

Gary J. Thomas        1999  $124,270      $ 8,663(5)                                             None         $ 5,000 (6)
 Vice President       1998   121,380        8,663(5)           - -          - -         - -      None           5,000
 Treasurer and        1997   112,300        8,121(5)           - -          - -         - -      None          41,849
 Chief Financial
 Officer

Robert A. Hughes      1999  $109,834      $ 8,663(5)                                             None         $ 5,000 (6)
Vice President        1998   106,900        8,663(5)           - -          - -         - -      None           5,000
                      1997    99,246        8,121(5)           - -          - -         - -      None          30,725

(1) Includes amounts of salary deferred pursuant to the Pamrapo Savings Bank, S.L.A. 401(k) plan. Participants may elect to have up to 10% of their annual compensation deferred.
(2) Includes amounts paid for services rendered to the Bank's service corporation and the Company.
(3) For fiscal years 1999, 1998, and 1997 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.
(4) For fiscal years 1999, 1998 and 1997, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans.
(5)  Includes only an amount for a Christmas bonus.
(6) Includes $4,760, $5,000 and $5,000, respectively, contributed by the Bank to the account of Messrs. Campbell, Thomas and Hughes pursuant to the Bank's 401(K) Plan.

     Employment Agreements. William J. Campbell's employment agreements with the Bank and Company provide for three-year terms. On each anniversary date of the agreements, the agreements automatically are extended for an additional year, unless notice of non-renewal is given by the Bank and the Company so that the remaining terms shall be three years. The current aggregate annual base salary under the agreements may be increased at the discretion of the Board of Directors. In addition to the base salary, each agreement provides, among other things, for participation in stock option plans and other fringe benefits applicable to executive personnel.

     Each agreement provides for termination by the Bank and Company for "cause," as defined in the agreements, at any time. In the event the Bank and Company choose to terminate Mr. Campbell's employment for reasons other than for cause, or in the event of his resignation from the Bank and Company upon failure to re-elect him to his current offices, a material lessening of his functions, duties or responsibilities, or upon liquidation, dissolution, consolidation or merger in which the Bank or the Company are not the resulting entity, or a breach of the agreements by the Bank or the Company, he or, in the event of death, his beneficiary as the case may be, would be entitled to a severance payment equal to the greater of (i) three times his average annual salary over the previous three years, or (ii) the payments owed for the remaining term of the agreement. The Bank and Company would also continue his life, health and disability coverage for the remaining term of the agreements or, if earlier, until he is employed by another employer. If termination results from a change in control of the Bank or the Company, as defined in the agreements, Mr. Campbell would be entitled to (i) a severance payment equal to three times his average annual salary over the previous three years paid to him under the agreements, and (ii) continued benefits as described above. In the event that a change in control resulting in the termination of employment occurred based on the current annual compensation, Mr. Campbell would receive approximately $789,971, in addition to other non-cash benefits provided for under the agreement.

     Special Termination Agreements. Gary J. Thomas has a special termination agreement with the Bank and the Company and Robert A. Hughes has a special termination agreement with the Company. All three agreements are for a term of three years, which term automatically was extended for an additional year upon the first anniversary date of the date of the agreement and will be automatically extended at each anniversary date thereafter such that the remaining term is three years. Mr. Thomas' agreements provide that at any time following a change in control of the Company or the Bank, if the Company or the Bank terminate Mr. Thomas' employment with the Company or the Bank for any reason other than "cause" (as defined in the agreements), or if Mr. Thomas terminates his employment following demotion, loss of title, office, significant authority, a reduction in compensation, or relocation of his principal place of employment, Mr. Thomas will be entitled to receive a payment in an amount equal to three times his respective average annual compensation for the three previous years of his employment with the Bank. Mr. Hughes' agreement provides that at any time following a change in control of the Company or the Bank, if the Company terminates Mr. Hughes' employment for any reason other than "cause" (as defined in the agreement), or if Mr. Hughes terminates his employment following demotion, loss of title, office, significant authority, a reduction in compensation, or relocation of his principal place of employment, Mr. Hughes will be entitled to receive a payment in an amount equal to three times his respective average annual compensation for the three previous years of his employment with the Company and the Bank. If a change in control occurs, based on current annual compensation, the amount payable to Messrs. Thomas and Hughes would be approximately $357,950 and $315,980, respectively. Certain insurance coverage maintained by the Bank at the time of any such termination would be continued for a three-year period.

     Payments under the employment agreements in the event of a change in control may constitute excess parachute payments under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

     Incentive Option Plan. The Company maintains an Incentive Option Plan which provides discretionary awards to officers and employees of the Bank as determined by the Personnel Committee. No options were exercised by the Named Executive Officers during 1999. In addition, no outstanding stock options were held by the Named Executive Officers as of December 31, 1999.

     Retirement Plan. The Bank maintains the Retirement Plan of Pamrapo Savings Bank, S.L.A. (the "Retirement Plan"), which is a defined benefit pension plan, for the benefit of salaried employees employed by the Bank. Under the Retirement Plan's funding method, the actuarial present value of projected benefits of each individual is allocated on a level basis over the expected future earnings period through the assumed retirement date. The table below presents annual benefits under the Retirement Plan assuming retirement during 1999 at various levels of compensation and years of credited service.


                                     Estimated Annual Retirement Benefit Payable at Age 65
                               Ten Year Certain and Life Annuity to an Employee Retiring in 1999
               -----------------------------------------------------------------------------------------------
                                                 Years of Credited Service (1)
               -----------------------------------------------------------------------------------------------
               -----------------------------------------------------------------------------------------------
Final Average
Earnings (2)              10             15              20             25               30        35 or More
--------------------------------------------------------------------------------------------------------------
$ 25,000                 2,750          4,125           5,500          6,875            8,250         9,625
$ 50,000                 6,178          9,266          12,355         15,444           18,533        21,622
$100,000                13,678         20,516          27,355         34,194           41,033        47,872
$150,000                21,178         31,766          42,355         52,944           63,533        74,122
$160,000                22,678         34,016          45,355         56,694           68,033        79,372
$200,000(3)             22,678         34,016          45,355         56,694           68,033        79,372

(1) As of December 31, 1999, William J. Campbell, Gary J. Thomas and Robert A. Hughes had 36, 24 and 9 years of credited service, respectively.
(2) The covered compensation under the Retirement Plan includes the salary and bonus for the Named Executive Officer, as disclosed in the "Summary Compensation Table."
(3) $160,000 is the maximum salary limitation for computation of benefits under the Tax Reform Act of 1986, for the 1999 Plan year.

     Supplemental Executive Retirement Plan. The Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in 1989 for the benefit of key employees of the Bank. This plan is intended to constitute a non-qualified, deferred retirement plan. Persons eligible to participate will be designated by the Board of Directors from time to time and upon terms and conditions as the Board of Directors shall agree upon. A participant who retires at age 65 (the "Normal Retirement Age") will be entitled to an annual retirement benefit equal to seventy-five percent (75%) of his compensation, at the effective date of retirement, reduced by his Retirement Plan annual benefit plus an amount equal to any reduction in Company contributions on behalf of the participant resulting from limitations mandated by the Code. Participants retiring before the Normal Retirement Age will receive the same benefits reduced by a percentage based on years of service to the Bank and the number of years prior to the Normal Retirement Age that the participant retires. In 1997, the SERP was amended so that should Messrs. Campbell, Thomas or Hughes receive benefits under the SERP, such benefits will be payable to the recipient for a period of fifteen (15) years certain.


Indebtedness of Management and Transactions With Certain Related Persons

     In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to its officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features except as noted below.

     As of December 31, 1999, Mr. William J. Campbell had one loan outstanding which was made on preferential terms. Mr. Campbell has a mortgage loan with a fixed interest rate of 5.25%, which was originated in April 1973. The highest balance outstanding on such loan during fiscal 1999 was $33,136. The balance of the loan at December 31, 1999 was $31,182. Mr. Gary Thomas has a mortgage loan from the Bank with a fixed interest rate of 8.00% which was originated in September 1986 on preferential terms. The highest balance outstanding on the loan in fiscal 1999 was $142,078. The balance of the loan at December 31, 1999 was $138,329.


          PROPOSAL II.  RE-INCORPORATION OF THE COMPANY TO NEW JERSEY

     The Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the state of incorporation from Delaware to New Jersey. The principal reasons for the re-incorporation are to significantly reduce the annual state franchise taxes paid by the Company and to be incorporated in the state in which the Company's principal offices are located.

     In order to effect the re-incorporation in New Jersey, the Company will form a wholly-owned subsidiary in the State of New Jersey under the name of "Pamrapo Bancorp, Inc." ("New Jersey Company"). As soon as permitted by law after stockholder approval of this proposal, the re-incorporation will be effected by a merger ("Merger") of the Company with and into the New Jersey Company, with the New Jersey Company as the surviving corporation.

     Immediately following and pursuant to the Merger: (i) each share of Common Stock of the Company will be converted into one share of common stock of the New Jersey Company and (ii) the directors and officers of the New Jersey Company will be identical to those of the

Company, which will cease to exist as a separate entity as a result of the Merger. The New Jersey Company will succeed to all of the Company's assets, liabilities and business operations. Included with this Proxy Statement as Exhibits A, B and C, respectively, are the Certificate of Incorporation of the New Jersey Company, the bylaws of the New Jersey Company and the Articles and Plan of Merger pursuant to which the Merger will be effected.

     The Company is presently incorporated under the laws of the state of Delaware and is governed by its certificate of incorporation, its bylaws and the Delaware General Corporation Law ("DGCL"). The Company will, in connection with this proposal, merge into the New Jersey Company which was formed solely for the purpose of the Merger. The surviving corporation in the merger will be the New Jersey Company and thus, the applicable law with respect to such matters as the rights and obligations of the New Jersey Company and its shareholders will be governed by the New Jersey Business Corporation Act ("NJBCA"). The Company, as holding company for the Bank, is subject to regulation by the Office of Thrift Supervision ("OTS"). OTS regulations would generally prohibit a company from acquiring control of the Bank without first obtaining prior written approval.
In the case of a statutory merger, however, the New Jersey Company is not required to obtain prior written approval of the Merger from the OTS, provided that it has filed a notification form with the OTS, and 30 days has elapsed without objection from the OTS. The Merger, if approved by the shareholders, will be effectuated as soon as practicable following the 30 day waiting period.

Comparison of Shareholder Rights

     Set forth below is a discussion outlining the material differences between the Company and the New Jersey Company by virtue of differences in their respective certificate of incorporation, bylaws and in the laws of Delaware and New Jersey. While it is impractical to compare all these differences, the following discussion summarizes certain of the material significant differences. The following does not purport to be a complete statement of the rights and/or obligations of the shareholders under applicable New Jersey law, the certificate of incorporation of the Company or New Jersey Company or the bylaws of the Company or New Jersey Company, or a complete description of the specific provisions referred to herein.

Special Meetings of Shareholders. The NJBCA provides that a special meeting of shareholders may be called by the president, Board of Directors or such other directors, officers or shareholders as may be provided in the bylaws, and upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court, for good cause shown, may order a special meeting to be called. The DGCL provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. The bylaws of the Company provide that special meetings may be called by only a majority of the board of directors. The New Jersey Company's bylaws provide that special meetings of shareholders may be called by either the President or a majority of the Board of Directors.

Shareholder Action by Written Consent. Under the NJBCA, any action which may be taken by shareholders at a meeting may be taken without a meeting if all the shareholders entitled to vote on the matter give their written consent. However, if shareholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the shares entitled to vote on the matter provide written consent and all other shareholders are provided with appropriate notice. The DGCL provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. The Certificate of Incorporation and the bylaws of the Company and the New Jersey Company do not permit stockholder action by written consent.

Amendments to Certificate of Incorporation. The NJBCA provides that an amendment to certain terms of a New Jersey corporation's Certificate of Incorporation may be made by board action alone, but most general amendments under NJBCA must be approved by the affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, unless the certificate of incorporation requires a greater percentage. The DGCL provides that amendments to a Delaware corporation's certificate of incorporation must be approved by the affirmative vote of the holders of a majority of the voting stock of the corporation entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless the certificate of incorporation requires a greater percentage. Neither the certificate of incorporation of the Company nor of the New Jersey Company requires a greater percentage, except with respect to amendments made to: (1) sections (c) and (d) of Article Fifth (governing the corporate conduct and affairs), (2) Article Sixth (governing the board of directors), (3) Article Seventh (governing amendments to the bylaws), (4) Article Eighth (governing business combinations), (5) Article Tenth (governing indemnification of officers and directors) and (6) Article Twelfth (governing amendments to the certificate of incorporation, which require the approval of eighty percent (80%) of the voting power then outstanding.).

Amendments to Bylaws. The NJBCA provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. Under the DGCL, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's bylaws. The certificate of incorporation of the Company and the New Jersey Company both permit amendment to the bylaws by either (1) a majority vote of the Board of Directors or (2) the affirmative vote of eighty percent (80%) of the voting power then outstanding.

Board of Directors. Under the NJBCA, the board of directors may consist of one or more members, as provided in the bylaws and subject to any provision contained in the certificate of incorporation. Under the DGCL, the board of directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. The bylaws of the Company and the New Jersey Company fix the number of directors on their respective board of directors at six (6).

Classification of the Board of Directors. Both the NJBCA and the DGCL permit, but do not require, the adoption of a "classified" Board of Directors with staggered terms under which a part of the Board of Directors or a class is elected each year. Under the NJBCA, the authorization for such as classified Board of Directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the NJBCA, the maximum term of each class of directors is five years. Contrarily, the DGCL permits the authorization of a classified Board of Directors to be included in the certificate of incorporation or bylaws of a corporation or an amendment to either document. Delaware law does not limit the term of any director. The Board of Directors of both the Company and the New Jersey Company are classified.

Removal of Directors. In general, under the NJBCA, any or all of the directors of a corporation may be removed for cause, or, unless otherwise provided in the certificate of incorporation, without cause by the vote of a majority of the votes cast by the holders of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified, shareholders are not entitled to remove directors without cause. Under the DGCL, any or all of the directors of a corporation may be removed with or without cause, by the vote of a majority of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified (i.e., having multi-year, staggered terms, which the Delaware Company does not have), directors may only be removed for cause, unless the certificate of incorporation provides otherwise. The certificate of incorporation and bylaws for both the Company and the New Jersey Company provide for removal only for cause and with the vote of eighty percent (80%) of the voting stock then outstanding.

Vacancies on the Board of Directors. Under the NJBCA, unless the certificate of incorporation or bylaws provide otherwise, a vacancy, however caused, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors even if less than a quorum or by a sole remaining director. In addition, under the NJBCA, any directorship not filled by the board may be filled by the shareholders. The NJBCA permits the person filling the vacancy to serve until the next succeeding annual meeting and until his successor is elected and qualified. Under the DGCL, vacancies may be filled by a majority of the directors then in office unless the certificate of incorporation or bylaws provide otherwise and the person filling the vacancy may serve until the term of office of such directorship expires. The certificate of incorporation and bylaws of the New Jersey Company provide that the person filling the vacancy may serve only until the next succeeding annual meeting, which differs from the Company's certificate of incorporation and bylaws that provide for the person filling the vacancy to serve to the end of the term of the vacancy.

Differential Voting Rights. The Company's certificate of incorporation provides for differential voting rights, whereby record holders of Common Stock who beneficially own in excess of ten percent (10%) (the "Limit") of the outstanding shares of Common Stock are not entitled to any vote with respect of the shares held in excess of the Limit. The certificate of incorporation for the New Jersey Company will not contain the limitation upon voting rights of shareholders and the Company's certificate of incorporation. The New Jersey statutes have been interpreted by case law to specifically prohibit differential voting rights within a particular class of shares.

Liability and Indemnification of Officers and Directors. Both the NJBCA and the DGCL contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

     The NJBCA permits a New Jersey corporation to include a provision in its Certificate of Incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders,
(ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. Under the NJBCA, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the NJBCA, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the NJBCA, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company's Certificate of Incorporation includes such a provision.

     The DGCL permits a Delaware corporation to include a provision in its Certificate of Incorporation which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if such persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. The DGCL further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under the DGCL, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of the DGCL make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. The DGCL also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject, in the case of an adverse judgment, to court approval. The Delaware Company's Certificate of Incorporation includes such a provision.

Dissenter's Rights. Under the NJBCA, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides, except that such rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (ii) no vote of the corporation's shareholders is required for the proposed transaction.

     Under the DGCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation, except that such rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

Dividends. The NJBCA prohibits a corporation from making any distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The DGCL permits a corporation to pay dividends out of any surplus and, if it has no surplus, out of any net profits for the fiscal year in which the dividend or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

Repurchases of Stock. The NJBCA prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, or (ii) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the DGCL, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the DGCL.

Inspection of Books and Records. The NJBCA grants the right to inspect a corporation's minutes of shareholder proceedings and its record of shareholders only for any proper purpose and only (i) to shareholders of record for at least 6 months preceding the demand, (ii) to holders of at least 5% of the outstanding shares of any class or series of the corporation's stock or (iii) to shareholders upon receipt of court order. The DGCL provides that any stockholder may for a proper purpose inspect a corporation's stock ledger, a list of its stockholders and its other books and records.

Business Combinations. Section 14A:10A-4 of the NJBCA provides, among other things, that no resident domestic corporation may engage in any business combination with any "interested shareholder" of such corporation (defined as a holder of 10% or more stock) for a period of five years unless such business combination is approved by the board of directors prior to the date on which the interested shareholder made its stock acquisition. In addition to the restrictions stated in the preceding sentence, no such corporation may engage in a business combination with an interested shareholder other than one in which (i) the board of directors has approved such business combination prior to such interested shareholder's stock acquisition date; (ii) such business combination is approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by that interested shareholder at a meeting called for such purpose; or (iii) the aggregate amount of cash and the market value, as of the consummation date, of consideration to be received per share by holders of outstanding shares of common stock in the business combination is at least equal to a certain "fair price" as determined by various criteria set forth in the statute, subject to certain exceptions.

     Section 14A:10-5 of the NJBCA provides, among other things, that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10%) of any class of equity securities of any corporation or other issuer of securities which is organized under the laws of New Jersey must, 20 days before the offer is made file a disclosure statement with the target company and the Bureau of Securities in the Division of Consumer Affairs in the Department of Law and Public Safety of the State of New Jersey (the "Bureau"). Such takeover bid may not proceed until after receipt of the Bureau's permission, which may not be denied unless the Bureau, after public hearing, finds that (i) financial condition of the offeror is such as to jeopardize the financial stability of the target company, or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the securityholders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business or corporate structure or management, are not in the interest of the target company's remaining securityholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining securityholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Section 14A:10A of the NJBCA.

     Section 203 of DGCL regulates a wide range of transactions ("business combinations") between a corporation and an interested stockholder. An "interested stockholder" is, generally, any person who beneficially owns, directly or indirectly, 15% of more of the corporation's outstanding voting stock. "Business combinations" are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation's assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions which would result in increasing the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances of other financial benefits by, an interested stockholder. Section 203 of the DGCL provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the date of becoming an interested stockholder unless (i) prior to such date the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that the person owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by certain employee stock plans) or (iii) on or subsequent to such date the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. These restrictions placed on interested stockholders do not apply to a corporation whose certificate of incorporation contains a provision expressly electing not to be governed by the statute.

Dissolution. Each of the NJBCA and the DGCL provides that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The NJBCA requires the affirmative vote of the majority of votes cast (assuming the number of votes cast constitutes a quorum), while the DGCL requires the affirmative vote of a least a majority of the outstanding stock.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR the proposal to re-incorporate the Company in New Jersey.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO RE-
                           INCORPORATE IN NEW JERSEY


              PROPOSAL III.  RATIFICATION OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1999 were Radics & Co., LLC. The Company's Board of Directors has re-appointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders. Representatives of Radics & Co., LLC are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION


Stockholder Proposals For Annual Meeting Held in 2001

     To be included in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the attached Notice of Annual Meeting of Stockholders, not later than December 28, 2000. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC.

     The bylaws of the Company provide an advance notice procedure for certain business to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address and the class and number of shares owned by the stockholder and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

     Although the bylaw provisions do not give the Board of Directors any power to approve or disapprove of stockholder nominations for the election of directors or any other business desired by a stockholder to be conducted at the Annual Meeting, the bylaw provisions may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular meeting if the proper procedures are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.


Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

     A COPY OF THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PAMRAPO BANCORP, INC., 611 AVENUE C, BAYONNE, NEW JERSEY 07002.

                                      By Order of the Board of Directors



                                      Margaret Russo
                                      Secretary

Bayonne, New Jersey
March 24, 2000


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU HAD PLANNED TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A                 CERTIFICATE OF INCORPORATION

                                       OF

                             PAMRAPO BANCORP, INC.

FIRST:  The name of the Corporation is Pamrapo Bancorp, Inc. (hereinafter
-----
sometimes referred to as the "Corporation").

SECOND:  The address of the registered office of the Corporation in the State of
------
New Jersey is 611 Avenue C, Bayonne, New Jersey 07002. The name of the registered agent at that address is Pamrapo Bancorp, Inc.

THIRD:  The purpose of the Corporation is to engage in any lawful act or
-----
activity for which a corporation may be organized under the New Jersey Business Corporation Act.

FOURTH:
------
     A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is ten million (10,000,000) consisting of:
          (a) three million (3,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and
          (b) seven million (7,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

     B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of New Jersey (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

FIFTH:  The following provisions are inserted for the management of the business
-----
and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
          (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by Statute or by this Certificate of Incorporation or the By-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
          (b) The directors of the Corporation need not be elected by written ballot unless the By-laws so provide.
          (c) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
          (d) Special meetings of stockholders of the Corporation may be called only by the President, or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) (the "Whole Board").
SIXTH:
-----
     A. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the second annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The initial directors of the Corporation shall be six in number and are as follows:

     William J. Campbell                      John A. Morecraft
     106 West 5th Street                      1132 Marine Way West
     Bayonne, NJ  07002                       Apt. E2L
                                              North Palm Beach, FL  33408
     James Kennedy
     120 Garfield Avenue                      Francis J. O'Donnell
     Avon, NJ  07717                          27 Muncy Drive
                                              West Long Branch, NJ  07764
     Daniel J. Massarelli
     27 West 14th Street                      Dr. Jaime Portela
     Bayonne, NJ  07002                       3610 Yacht Club Drive
                                              Apt. 401
                                              Portsview Aventura, FL  33180

     B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation.

     D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation ("Article FOURTH")), voting together as a single class.

SEVENTH:  The Board of Directors is expressly empowered to adopt, amend or
-------
repeal By-laws of the Corporation. Any adoption, amendment or repeal of the By-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation. In addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to adopt, amend or repeal any provisions of the By-laws of the Corporation.

EIGHTH:
------
     A. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this
Section:
          (1) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or
          (2) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or
          (3) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or
          (4) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an interested Stockholder or any Affiliate of any Interested Stockholder; or
          (5) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Voting Stock"), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation or in any agreement with any national securities exchange or otherwise.

     The term "Business Combination" as used in this Article EIGHTH shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article EIGHTH.

     B. The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, or such vote as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 and 2 are met:

          1. The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).
          2.   All of the following conditions shall have been met:
               (a) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

                    I. (if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (X) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (Y) in the transaction in which it became an Interested Stockholder, whichever is higher.

                    II. the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article EIGHTH as the "Determination Date"), whichever is higher.

               (b) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                    I. (if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (X) within the two-year period immediately prior to the Announcement Date, or (Y) in the transaction in which it became an Interested Stockholder, whichever is higher;

                    II. (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                    III. the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

               (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article EIGHTH shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

               (d) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business
          Combination: (i) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (ii) there shall have been (X) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (Y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors, and (iii) neither such Interested Stockholder or any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

               (e) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

               (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

     C.   For the purposes of this Article EIGHTH:

          1. A "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

          2. "Interested Stockholder" shall mean any person (other than the Corporation or any Holding Company or Subsidiary thereof) who or which:
              (a) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or
              (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or
              (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          3.   A person shall be a "beneficial owner" of any Voting Stock:
               (a) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934; or
               (b) which such person or any of its Affiliates or Associates has
          (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or
               (c) which are beneficially owned, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph (b) of this paragraph 3.) or disposing of any shares of Voting Stock;

provided, however, that in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

          4. For the purpose of determining whether a person is an Interested Stockholder pursuant to Paragraph 2 of this Section C, the number of shares of Voting

     Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph 3 of this Section C but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          5. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

          6. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          7. "Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy of the Board of Directors or who is elected and who, in either event is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

          8. "Fair Market Value" means: (a) in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the National Association of Securities Dealers Automated Quotation System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and (b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

          9. Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

          10. In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this Article EIGHTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     D. A majority of the Directors of the Corporation shall have the power and duty to determine for the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries. A majority of the Directors shall have the further power to interpret all of the terms and provisions of this Article EIGHTH.

     E. Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     F. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the

Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Article EIGHTH.

NINTH:  The Board of Directors of the Corporation, when evaluating any offer of
-----
another Person (as defined in Article EIGHTH hereof) to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another corporation or entity or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation the social and economic effect of acceptance of such offer on the Corporation's present and future customers and employees and those of its Subsidiaries (as defined in Article EIGHTH hereof); on the communities in which the Corporation and its Subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objectives as a savings and loan holding company and on the ability of its subsidiary savings association to fulfill the objectives of a New Jersey-chartered stock form savings association under applicable statutes and regulations.

TENTH:
-----
     A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the New Jersey Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith;

provided, however, that, except as provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     B. The right to indemnification conferred in Section A of this Article shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the New Jersey Business Corporation Act requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter and "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     C. If a claim under Section A or B of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the New Jersey Business Corporation Act. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the New Jersey Business Corporation Act, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

     D. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     E. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the New Jersey Business Corporation Act.

     F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ELEVENTH:  A director of this Corporation shall not be personally liable to the
--------
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 14A:6-12 of the New Jersey Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit. If the New Jersey Business Corporation Act is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the New Jersey Business Corporation Act, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

TWELFTH:  The Corporation reserves the right to amend or repeal any provision
-------
contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of New Jersey and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding
                                     -------- --------
any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article FOURTH), voting together as a single class, shall be required to amend or repeal this Article TWELFTH, clauses (c) or (d) of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH or Article TENTH.

THIRTEENTH:  The name and mailing address of the sole incorporator are as
----------
follows:

               Name                 Mailing Address
               ----                 ---------------
         William J. Campbell        611 Avenue C
                                    Bayonne, NJ  07002

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of New Jersey, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this _____ day of _____________, 2000.


                                    -------------------------------------
                                    William J. Campbell

EXHIBIT B
                             PAMRAPO BANCORP, INC.

                                    BY-LAWS


                           ARTICLE I - STOCKHOLDERS
                           ----------  ------------

Section 1. Annual Meeting.
--------------------------

     An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

Section 2. Special Meetings.
----------------------------

     Subject to the rights of the holders of any class or series of preferred stock of the Corporation, special meetings of stockholders of the Corporation may be called only by the President or Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the "Whole Board").

Section 3. Notice of Meetings.
------------------------------

     Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the New Jersey Business Corporation Act or the Certificate of Incorporation of the Corporation).

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4. Quorum
-----------------

     At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

     If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

Section 5. Organization.
------------------------

     Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 6. Conduct of Business.
-------------------------------

     (a) The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.

     (b) At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 6(b). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than thirty (30) days prior to the date of the annual meeting; provided, however, that in the event that less than forty (40) days' notice, or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposed such business, (iii) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Notwithstanding anything in these By-laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(b). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

     At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors or by or at the direction of the holders of not less than one-tenth of all the outstanding capital stock of the Corporation at whose instance the special meeting is called.

     (c) Only persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6(c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) ; and (ii) as to the stockholder giving the notice (x) the name and address, as they appear on the Corporation's books, of such stockholder and (y) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 6(c). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Section 7. Proxies and Voting.
------------------------------

     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

     Each stockholder shall have one (1) vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided herein or required by law.

     All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

     All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast.

Section 8. Stock List.
---------------------

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least twenty (20) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

     The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 9. Consent of Stockholders in Lieu of Meeting.
------------------------------------------------------

     Subject to the rights of the holders of any class or series of preferred stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                        ARTICLE II - BOARD OF DIRECTORS
                        ----------   ------------------

Section 1. General Powers, Number and Term of Office.
-----------------------------------------------------

     The business and affairs of the corporation shall be under the direction of its board of directors. The number of directors who shall constitute the whole Board shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be six (6). The board of directors shall annually elect a President from among its members, who shall preside at its meetings.

     The directors, other than those who may be elected by the holders of any class or series of Preferred Stock, shall be divided, with respect to the time for which they severally hold office, into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the first annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

Section 2. Vacancies and Newly Created Directorships.
-----------------------------------------------------

     Subject to the rights of the holders of any class or series of preferred stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next succeeding annual meeting of stockholders. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

Section 3. Regular Meetings.
----------------------------

     Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     Section 4. Special Meetings.
     ----------------------------

     Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the President and shall be hold at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shill be given each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile transmission of the same not less than twenty-four
(24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5. Quorum.
-----------------

     At any meeting of the Board of Directors, a majority of the authorized number of directors then constituting the Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting,- a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6. Participation in Meetings By Conference Telephone.
-------------------------------------------------------------

     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7. Conduct of Business.
-------------------------------

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

Section 8. Powers.
------------------

     The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:
          (1) To declare dividends from time to time in accordance with law;
          (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;
          (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;
          (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;
          (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;
          (6) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

          (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,
          (8) To adopt from time to time regulations, not inconsistent with these By-laws, for the management of the Corporation's business and affairs.

Section 9. Compensation of Directors.
-------------------------------------

     Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

                            ARTICLE III - COMMITTEES
                            ------------  ----------
Section 1. Committees of the Board of Directors.
------------------------------------------------

     The Board of Directors, by a vote of a majority of the Board of Directors, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2. Conduct of Business.
-------------------------------

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

Section 3. Nominating Committee.
--------------------------------

     The Board of Directors shall appoint a Nominating Committee of the Board, consisting of at least three (3) members, one of which shall be the President if, and only so long as, the President remains in office as a member of the Board of Directors. The Nominating Committee shall have authority (a) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6(c)(ii) of Article I of these By-laws in order to determine compliance with such By-law and (b) to recommend to the Whole Board nominees for election to the Board of Directors to replace those directors whose terms expire at the annual meeting of stockholders next ensuing.

                             ARTICLE IV - OFFICERS
                             -----------  --------
Section 1. Generally.
---------------------

     (a) The Board of Directors as soon as may be practicable after the annual meeting of stockholders shall choose a President and Chief Executive officer (the "President"), one or more Vice Presidents, a Secretary and a Treasurer and Chief Financial Officer (the "Treasurer") and from time to time may choose such other officers ah it may deem proper. The President shall be chosen from among the directors. Any number of offices may be hold by the same person.
     (b) The term of office of all officers shall be until the next annual election of officers and until their respective successors are chosen but any officer may be removed from office at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board of Directors.
     (c) All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

Section 2. President.
---------------------

     The President shall be the chief executive officer and, subject to the control of the Board of Directors, shall have general power over the management and oversight of the administration and operation of the Corporation's business and general supervisory power and authority over its policies and affairs. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     Each meeting of the stockholders and of the Board of Directors shall be presided over by the President or, in his absence, by such officer as has been designated by the Board of Directors or, in his absence, by such officer or other person as is chosen at the meeting. The Secretary or, in his absence, the Treasurer of the Corporation or such officer as has been designated by the Board of Directors or, in his absence, such officer or other person as is chosen by the person presiding, shall act as secretary of each such meeting.

Section 3. Vice President.
--------------------------

     The Vice President or Vice Presidents shall perform the duties of the President in his absence or during his disability to act. In addition, the Vice Presidents shall perform the duties and exercise the powers usually incident to their respective offices and/or such other duties and powers as may be properly assigned to them from time to time by the Board of Directors or the President.

Section 4. Secretary.
---------------------

     The Secretary or an Assistant Secretary shall issue notices of meetings, shall keep their minutes, shall have charge of the seal and the corporate books, shall perform such other duties and exercise such other powers as are usually incident to such offices and/or such other duties and powers as are properly assigned thereto by the Board of Directors or the President.

Section 5. Treasurer.
---------------------

     The Treasurer shall have charge of all monies and securities of the Corporation, other than monies and securities of any division of the Corporation which has a treasurer or financial officer appointed by the Board of Directors, and shall keep regular books of account. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer with such banks or trust companies as the Board of Directors from time to time shall designate. He shall sign or countersign such instruments as require his signature, shall perform all such duties and have all such powers as are usually incident to such office and/or such other duties and powers as are properly assigned to him by the Board of Directors or the President, and may be required to give bond for the faithful performance of his duties in such sum and with such surety as may be required by the Board of Directors.

Section 6. Assistant Secretaries and Other Officers.
----------------------------------------------------

     The Board of Directors may appoint one or more assistant secretaries and one or more assistant Treasurers, or one appointee to both such positions, which officers shall have such powers and shall perform such duties as are provided in these By-laws or as may be assigned to them by the Board of Directors or the President.

Section 7. Action with Respect to Securities of Other Corporations.
-------------------------------------------------------------------

     Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                               ARTICLE V - STOCK
                               ---------   -----
Section 1. Certificates of Stock.
---------------------------------

     Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2. Transfers of Stock.
------------------------------

     Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3. Record Date.
-----------------------

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stock holders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 4. Lost, Stolen or Destroyed Certificates.
--------------------------------------------------

     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5. Regulations.
-----------------------

     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI - NOTICES
                              -----------  -------
Section 1. Notices.
-------------------

     Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram or mailgram or other courier. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram or other courier, shall be the time of the giving of the notice.

Section 2. Waivers.
-------------------

     A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                          ARTICLE VII - MISCELLANEOUS
                          -----------   -------------

Section 1. Facsimile Signatures.
--------------------------------

     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2. Corporate Seal.
--------------------------

     The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicate of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3. Reliance upon Books, Reports and Records.
----------------------------------------------------

     Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4. Fiscal Year.
-----------------------

     The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5. Time Periods.
------------------------

     In applying any provision of these by-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                           ARTICLE VIII - AMENDMENTS
                           -------------  ----------

     These By-laws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting or, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting; provided, however, that, notwithstanding any other provisions of these By-laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, the Certificate of Incorporation, any Preferred Stock Designation or these By-laws, the affirmative votes of the holders of at least 80% of the voting power of all the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal any provisions of these By-laws.

EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER
                               (the "Agreement")


                                 by and between


                             PAMRAPO BANCORP, INC.,
                             a Delaware corporation
                              ("Pamrapo Delaware")


                                      AND


                             PAMRAPO BANCORP, INC.,
                            a New Jersey corporation
                             ("Pamrapo New Jersey")



                   Dated as of the ___ Day of ________, 2000

     Pamrapo Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capitalization of 10,000,000 shares, consisting of 3,000,000 shares of Preferred Stock, par value $.01 per share, and 7,000,000 shares of Common Stock, par value $.01 per share. The address of its principal office is 611 Avenue C, Bayonne, New Jersey 07002.

     Pamrapo New Jersey is a corporation duly organized and existing under the laws of the State of New Jersey and has an authorized capitalization of 10,000,000 shares, consisting of 3,000,000 shares of Preferred Stock, par value $.01 per share, and 7,000,000 shares of the Common Stock of which are currently outstanding and are held by Pamrapo Delaware. Pamrapo New Jersey is the wholly-owned subsidiary of Pamrapo Delaware. The address of its principal office 611 Avenue C, Bayonne, New Jersey 07002.

     The respective Boards of Directors of Pamrapo Delaware and Pamrapo New Jersey have determined that, for the purpose of effecting the reincorporation of Pamrapo Delaware in the State of New Jersey, it is advisable and to the advantage of such two corporations that Pamrapo Delaware merge with and into Pamrapo New Jersey upon the terms and conditions herein provided.

     The respective Boards of Directors of Pamrapo New Jersey and Pamrapo Delaware have approved this Agreement and the Boards of Directors of Pamrapo New Jersey and Pamrapo Delaware have directed that this Agreement be submitted to a vote of their stockholders.

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Pamrapo New Jersey and Pamrapo Delaware, subject to the terms and conditions hereinafter set forth, hereby agree as follows:


                                       I

                                     MERGER

     1.1  Merger.  In accordance with the provisions of this Agreement, the
          ------
Delaware General Corporation Law (the "DGCL") and the New Jersey Business Corporation Act (the "NJBCA "), Pamrapo Delaware shall be merged with and into Pamrapo New Jersey (the "Merger"). Pamrapo New Jersey shall be and is hereinafter sometimes referred to as the "Surviving Corporation." Pamrapo New Jersey and Pamrapo Delaware are sometimes hereinafter referred to as the "Constituent Corporations."

     1.2  Filing and Effectiveness.  The Merger shall become effective (the
          ------------------------
"Effective Date") when the following actions shall have been completed:

          (a) The Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the DGCL and the NJBCA;

          (b) An executed counterpart of the Agreement and/or any other certificates required by the NJBCA, shall have been filed with the Secretary of State of the State of New Jersey in accordance with the applicable laws of such State;

          (c) A Certificate of Merger, in the form required by the DGCL, shall have been filed with the Secretary of State of the State of Delaware in accordance with the applicable laws of such State; and

          (d) All filings and/or applications have been made with applicable regulatory agencies and entities and the Constituent Corporations shall have received all necessary approvals and satisfied all applicable waiting periods required by such regulatory entities.

     1.3  Certificate of Incorporation; Change of Name.  The Certificate of
          --------------------------------------------
Incorporation of Pamrapo New Jersey as in effect on the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

     1.4  Bylaws.  The Bylaws of Pamrapo New Jersey as in effect on the
          ------
Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation.

     1.5  Directors and Officers.  The directors and officers of Pamrapo New
          ----------------------
Jersey in office immediately prior to the Effective Date shall continue in office as the directors and officers of the Surviving Corporation until their successors shall have been elected and shall qualify or until otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation and the Bylaws of the Surviving Corporation.

     1.6 Effect of Merger.  Upon the Effective Date, the separate existence of
         ----------------
Pamrapo Delaware shall cease and Pamrapo New Jersey, as the Surviving Corporation (i) shall continue to possess all of its rights and property as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the rights and property of Pamrapo Delaware, and (ii) shall continue to be subject to all of its debts and liabilities as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts and liabilities of Pamrapo Delaware in the same manner as if Pamrapo New Jersey had itself incurred them, pursuant to the DGCL and NJBCA.


                                       II

                         MANNER OF CONVERSION OF STOCK

     2.1  Pamrapo Delaware Capital Stock.  The Shares of Common Stock of Pamrapo
          ------------------------------
Delaware issued and outstanding on the Effective Date shall, by virtue of the Merger and without any action on the part of either the holders of such shares or the Surviving Corporation, be converted into fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Surviving Corporation on the basis of one share of Common Stock of the Surviving Corporation for each one share of Common Stock of Pamrapo Delaware.

     2.2  Pamrapo New Jersey Capital Stock.  Any then outstanding shares of
          --------------------------------
Common Stock of Pamrapo New Jersey which are owned by Pamrapo Delaware immediately prior to the Merger shall be cancelled at the Effective Date.


                                      III

                                 MISCELLANEOUS

     3.1  Abandonment.  At any time before the Effective Date, the Agreement
          -----------
may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Pamrapo Delaware or Pamrapo New Jersey, or both, notwithstanding approval of the Agreement by the shareholders of Pamrapo Delaware or Pamrapo New Jersey, or both.

     3.2  Registered Office.  The registered office of the Surviving
          -----------------
Corporation in the State of New Jersey is located at 611 Avenue C, Bayonne, New Jersey 07002. The registered agent of the Surviving Corporation at such address is Pamrapo Bancorp, Inc.

     3.3  Agreement.  Executed copies of the Agreement will be on file at the
          ---------
principal place of business of the Surviving Corporation at 611 Avenue C, Bayonne, New Jersey 07002, and copies thereof will be furnished to any stockholder of each Constituent Corporation upon request and without cost.

     3.4  Governing Law.  The Agreement shall in all respects be construed,
          -------------
interpreted and enforced in accordance with and governed by the laws of the State of New Jersey, and, so far as applicable, the merger provisions of the DGCL.

     3.5  Counterparts.  In order to facilitate the filing and recording of the
          ------------
Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Agreement, having first been approved by the Boards of Directors of Pamrapo New Jersey and Pamrapo Delaware, is hereby executed on behalf of each of such corporations by their respective officers thereunto duly authorized.


                                    PAMRAPO BANCORP, INC.
                                    a Delaware corporation


                                    ----------------------------------------
                                    William J. Campbell
                                    President and Chief Executive Officer


ATTEST:


-------------------------
Margaret Russo
Secretary


                                    PAMRAPO BANCORP, INC.
                                    a New Jersey corporation


                                    -----------------------------------------
                                    William J. Campbell
                                    President and Chief Executive Officer


ATTEST:


-------------------------
Margaret Russo
Secretary

     ANNEX - FORM OF PROXY

                             PAMRAPO BANCORP, INC.


               Proxy For Annual Meeting To Be Held on May 5, 2000

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                            ________________________


     The undersigned shareholder(s) of PAMRAPO BANCORP, INC., a New Jersey corporation (the "Company"), hereby constitute(s) and appoint(s) Daniel J. Massarelli and Francis O'Donnell, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey, on May 5, 2000 at 11:00 a.m. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.


     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AS DIRECTORS UNDER PROPOSAL I AND FOR PROPOSALS II AND III, AND AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.


          (continued and to be signed and dated on the reverse side.)

     1.  ELECTION OF DIRECTORS

     FOR ALL NOMINEES                        WITHHOLD AUTHORITY
       listed below                 to vote for all nominees listed below

         [  ]                                       [  ]

     Nominees:  WILLIAM J. CAMPBELL          JOHN A. MORECRAFT
     EXCEPTIONS____________________________________________________

2. RATIFICATION AND APPROVAL OF A PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM DELAWARE TO NEW JERSEY

      FOR _______            AGAINST_______          ABSTAIN_______

3. RATIFICATION OF RADICS & CO., LLC AS COMPANY AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

      FOR _______            AGAINST_______          ABSTAIN_______

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


     Dated _____________________, 2000

     -----------------------------------------
     Signature

     -----------------------------------------
     Signature if held jointly

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.